UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934, as Amended

March 13, 2008

AMERICAN RACING CAPITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-29057	87-0631750
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9880 Via Pasar, Suite A, San Diego, CA	92126
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (800) 230-7132

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 13, 2008, the Board of Directors (the “Board”) of American Racing Capital, Inc. (the “Company”) accepted the amicable resignation of Steven B. Pinson as a member of the Company’s Board and as corporate Secretary of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2008	AMERICAN RACING CAPITAL, INC.

By: /s/ A. Robert Koveleski
Name: A. Robert Koveleski
Title: President & Chief Executive Officer